THIS INDENTURE made as of the 24th day of September, 2012. IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT.
BETWEEN:
KANCO-400 CARLINGVIEW LTD.
hereinafter called the "Landlord",
OF THE FIRST PART;
- and -
CASH MONEY CHEQUE CASHING INC.
hereinafter called the "Tenant",
OF THE SECOND PART;
- and -
SPEEDY CASH HOLDING CORP.
hereinafter called the "Indemnifier",
OF THE THIRD PART;
ITNESSETH:
1.    That in consideration of the rents, covenants and
agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does hereby demise and lease unto the Tenant the building (the "Building")
and the lands (the "Lands") more particularly described in Schedule "A"
annexed hereto and municipally known as 400 Carlingview Drive, Toronto,
Ontario comprising an area of approximately 26,754 square feet in the
Building (the "Leased Premises")
The Leased Premises shall be subject to this Lease and the reasonable rules and regulations made from time to time by the Landlord.
2.    To have and to hold the Leased Premises for and during the term of Five (5) years, and four (4) months to be computed from the 1st day of November, 2012 and from thenceforth next ensuing and fully to be completed and ending on the 28th day of February, 2018 (the "Term").
3.    Yielding and paying therefore yearly for the Term hereby
granted    that is from November 1, 2012 to February 28, 2018, without any deduction defalcation or set-off whatsoever, Minimum Rent at the rate of THREE HUNDRED FORTH-SEVEN THOUSAND EIGHT HUNDRED TWO DOLLARS ($347,802.00) of lawful money of Canada payable in advance in equal consecutive monthly instalments of TWENTY-EIGHT THOUSAND NINE HUNDRED EIGHTY-THREE DOLLARS AND FIFTY CENTS ($28,983.50) each, plus H.S.T., on the first day of each month of the Term (subject to the Additional Provisions set out in Schedule "B" hereto). Minimum Rent is calculated at $13.00 per square foot per annum.
If the Term commences on any other day other than the first, or ends on any day other than the last day, of the month, rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata.
4.    The Tenant shall have the right to use the Leased Premises only for office use, and for no other purpose; provided the Tenant, in the use and occupation of the Leased Premises and in the prosecution or conduct of any business therein, shall comply with all requirements of all laws, orders, ordinances, rules and regulations of any Federal, Provincial or Municipal authorities and with any direction or certificate of occupancy issued pursuant to any law by any public officer or officers. The Tenant covenants that it will not use or permit to be used any part of the Leased Premises for any dangerous or noxious trade or business, and will not cause or maintain any nuisance in, at or on the Leased Premises, or cause or permit the Leased Premises to be used for the purpose of any bankrupt, liquidation or auction sale.
5.    All payments required to be made by the Tenant under or in respect of this Lease shall be made to the Landlord at the Landlord's office at 401 The West Mall, Suite 1100, Toronto, ON M9C 5J5 or to such agent or agents of the Landlord or at such other place as the Landlord shall hereafter from time to time direct in writing to the Tenant.
6.The Tenant delivers concurrently with its execution hereof a cheque payable to the Landlord's solicitor, in trust, in the amount of $98,203.69 (the "Deposit"). The Deposit is to be applied towards the fifth (5"1') and sixth (6"1') months' Minimum and Additional Rent and H.S.T. thereon.
7. The Tenant covenants and agrees to and with the Landlord as follows:
(a)To pay Minimum Rent and Additional Rent as aforesaid;
(b)(i) The Tenant will (1) pay as Additional
Rent to the Landlord in each and every year during
the Term and within the times provided for by the
taxing authorities all taxes, including local
improvement rates, impost charges or levies, rates,
duties and assessments, whether general or special,
that may be levied, rated, charged or assessed
against the Leased Premises or any part thereof
from time to time on the basis of a separate
assessment by any taxing authority, whether
federal, provincial, municipal, school or other-
wise, and any taxes payable by the Landlord which
are imposed in lieu of, or in addition to any such
real property taxes;
(2) to provide the Landlord within ten (10) days after
demand with a copy of any separate tax bills and
separate notices of assessment for the Leased Premises
received by the Tenant; (3) upon request, promptly deliver to the Landlord, receipts for payment of all such taxes paid to any such taxing authorities, as aforesaid, and furnish such other information in connection therewith as the Landlord reasonably requires.
(ii) If in any year during the Term, there is not a separate assessment made by any taxing authority with respect to the Leased Premises, the Tenant shall pay, as Additional Rent in each such year during the Term when due as provided herein, to the Landlord, all taxes including local improvement rates, impost charges or levies, rates, duties and assessments, whether general or special, which may be levied, rated, charged or assessed against the Leased Premises, and any taxes payable by the Landlord which are imposed in lieu of any such real property taxes.
In the case of paragraph 7(b)(i) and 7(b)(ii), prior to the commencement of the Term of this Lease and to the commencement of each calendar year thereafter which commences during the Term, the Landlord    shall estimate the amount of taxes for the ensuing calendar year or (if applicable) broken portion thereof, as the case may be, to become payable under this Lease, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly instalments in advance over the calendar year or broken portion thereof in question, each such instalment being payable on each monthly rental payment date provided in paragraph 3 hereof. Notwithstanding anything herein contained to the contrary, in the event that at the time when the payment of the said taxes, interim or final, instalment or otherwise is due, and the Landlord shall not have received from the Tenant sufficient sum to pay the full amount of such taxes then due, the Tenant shall forthwith within ten (10) days after demand pay the amount of any deficiency to the Landlord. When the taxes for the calendar year or broken portion thereof in question become finally determined, the Landlord shall reconcile the Tenant's payments in respect of taxes and the amount of taxes finally determined.
If the amounts paid by the Tenant towards taxes are either less than or greater than taxes finally determined, then the Landlord and the Tenant shall promptly adjust for such under payment or overpayment, as the case may be. If the Tenant has overpaid the Landlord shall credit any such excess paid as against any future amount to be paid save with respect to the final lease year when, in such event the Landlord shall refund any excess paid and the Landlord will provide the Tenant with a statement of the overpayment and the application of the excess paid. If the Tenant has underpaid, it shall pay the difference within ten (10) days after receipt of the Landlord's detailed statement setting out the underpayment. Prior to the expiration of one year after receipt of the Landlord's statement hereinbefore described, upon reasonable notice to the Landlord, the Tenant shall be entitled to inspect the Landlord's records (including copies of tax bills)and statements pertaining to such taxes. (c) Tenant shall pay, in each and every year during the Term, as Additional Rent, and discharge
within twenty (20) days after same shall become due
and payable, all taxes, rates, duties, and assess-
ments and other charges, if any, that may be levied, rated,
charged or assessed against or in respect of all
improvements, equipment and facilities of the
Tenant on or in the Leased Premises (whether
installed by the Tenant or by the Landlord on
behalf of the Tenant) and every tax and licence fee
in respect of any and every business carried on
thereon or therein in respect of the use or
occupancy thereof by the Tenant (and every sub-
tenant or licensee), whether such taxes, rates,
duties, assessments and license fees are charged by
any municipal, parliamentary, school or other body
during the Term hereby demised. The Tenant
further covenants and agrees that upon written
request of the Landlord, the Tenant will properly
deliver to it for inspection receipts for payment
of all taxes, rates, duties, assessments and other
charges in respect of all improvements, equipment
and facilities of the Tenant on or in the Leased
Premises which were due and payable up to one month
prior to such request, and in any event will
furnish to the Landlord, if requested by the
Landlord, evidence of payments satisfactory to the
Landlord before the 21st day of January in each
year covering payments for the preceding year.
If the Tenant or any subtenant or licensee of the Tenant shall elect to have the Leased Premises or any part thereof assessed for separate school taxes, the Tenant shall pay to the Landlord, as Additional Rent, within twenty (20) days after receipt notice from the Landlord, but in any event prior to the date of such    taxes, as the amount of the separate school taxes are ascertained, any amount by which the amount of the separate school taxes exceed the amount which would have been payable for school taxes had such election not been made.
(d) Tenant shall pay either directly, as the same become due or as part of the Additional Rent payable hereunder, respectively all charges for public and private utilities, including without limitation, water, gas, electrical power or energy, steam or hot water used upon or in respect of the Leased Premises.
(e)    Tenant shall have the right to contest, by

appropriate legal proceedings, at its own expense
and so long as the Landlord is not involved in any
cost, loss or penalty whatsoever, the validity of
any tax, rate (including local improvement rates),
assessment or other charges referred to in
paragraphs 7(b), and (c)hereof and the Landlord will
assist the Tenant in its contestation of such taxes and
provide any authorizations or assistance which the Tenant may reasonably require.
(f)    In this paragraph 7(f):

"Operating Costs" means the total amount
paid or incurred, calculated without duplication and in accordance with generally accepted accounting principles regardless of when payable, whether by Landlord or others on behalf of Landlord, for operating and maintaining the Leased Premises and shall include, without limiting the generality of the foregoing, all monies paid or incurred to persons, firms, companies or corporations employed in the maintenance of the said Leased Premises and Land (including without limitation for building services, asphalt, exterior lighting, patio, loading dock and HVAC), all costs of repairs required for such maintenance, the costs of providing hot and cold water electricity, gas, steam or other public or private utility, the cost of window cleaning, fire, casualty, liability, contents and other insurance, public utility costs, the cost of audit fees for calculation of rental adjustments under this Lease, the total cost of operating, maintaining, cleaning (including snow and ice removal and/or clearance), supervising, policing, repairing and replacing the exterior parking areas, common areas, landscaped areas and facilities, management and administration fees and all other expenses paid or incurred in connection with the maintenance or operation and management of the said Leased Premises and the services connected therewith.
Additional Rent, which is comprised as Operating Costs, taxes and utilities is estimated at$21,157.96 per month or $9.49 per square foot for the year 2012 and will be adjusted annually according to actual costs during the Term. No part of Operating Costs shall be used to subsidize any other tenant or vacant space. The Landlord shall, at all times, operate the property as a prudent owner so as to minimize the Operating Costs.

(g) Except for those items that are the Landlord's obligation as set out herein, the Tenant at its own expense, shall maintain and keep the Leased Premises and every part thereof in good order and condition (reasonable wear and tear, and damage by fire, lightning, tempest, and damage by the Landlord, or its agents, only excepted) and, without limiting the generality of the foregoing, the Tenant s al keep the Leased Premises well painted, clean and in such condition as a careful Tenant would do. (h)    That it shall be lawful for the Landlord and its agents, at all reasonable times during the said
Term, and upon prior written notice to the Tenant to enter the Leased Premises accompanied by a representative of the Tenant to inspect the condition thereof. Where an inspection reveals repairs are necessary and the Tenant is obliged to make such repairs pursuant to the terms of this Lease, the Landlord shall give to the Tenant notice in writing and thereupon the Tenant will, within sixty (60) days from the date of delivery of the notice, commence to make the necessary repairs in a good and workmanlike manner and at its own expense. The Tenant shall promptly advise the Landlord in writing of any repairs that are required which are the responsibility of the Landlord, and the Landlord shall, within sixty (60) days from the date of the delivery of the notice commence to make the necessary repairs in a good and workmanlike manner at its own expense.

( )    Tenant shall pay to the Landlord as Additional
Rent , any value added tax or sales tax payable by
the Landlord under Federal Legislation ("H.S.T."), and which is calculated or computed on Minimum Rent and Additional Rent payable by the Tenant hereunder. The Tenant shall not be required to pay H.S.T. on any amounts that already include H.S.T..
(g)    The Tenant will promptly comply with all requirements of all applicable statutes, laws, by-laws, rules, regulations, ordinances and orders from time to time in force during the Term (and any extensions thereof) whether municipal, parliamentary or otherwise.
( )    The Tenant shall not be required to
return the Leased Premises to base building condition
or remove any of its leasehold improvements or do any
restoration work at the expiry or earlier termination of
the Term or any extensions thereof.
(1) To pay to the Landlord as Additional Rent the cost of obtaining during the Term of this Lease a maintenance and service contract on the heating equipment issued by an approved mechanical contractor, which cost shall be billed to the Tenant as part of the Operating Costs.
(m)    That it will not assign, sublet or part with possession
of the Leased Premises or any part thereof, or
share the occupation of the Leased Premises or
any part thereof, without the Landlord's written
consent, which consent shall not be unreasonably
withheld or delayed; provided that no assignment,
subletting, licensing or parting with possession of
the Leased Premises shall in any way release the Tenant
from its obligations under the terms of this Lease.

(n)    That it will not do or omit or permit to be done or omitted upon or about the Leased Premises anything which shall be or result in a nuisance to the Landlord.
(m)The Tenant covenants and agrees that in the event the Tenant's use and occupation of the Leased Premises, whether or not the
Landlord has consented to the same, causes any increase in premiums for fire and extended coverage insurance, rental, boiler, casualty and other types of insurance carried by the Landlord from time to time on the building of which the Leased Premises form a part, the Tenant shall pay the additional premium on the policies aforementioned caused by reason thereof. If notice of cancellation shall be given respecting any insurance policy or any insurance policy on the said Leased Premises or any part thereof shall be cancelled or refused to be renewed by an insurer by reason of the use or occupation of the Leased Premises by the Tenant, whether or not the Landlord has consented to such use and occupation, the Tenant shall forthwith remedy or rectify such use or occupation within five (5) business days after being requested to do so in writing by the Landlord, and if the Tenant shall fail to do so within such time frame, the Landlord may, at its option, determine this Lease forthwith by leaving upon the Leased Premises notice in writing of termination and thereupon rent and any other payment for which the Tenant is liable under this Lease shall be apportioned and paid up in full to the date of such determination of the Lease, and the Tenant shall immediately deliver up vacant possession of the Leased Premises to the Landlord.
Bills for additional premiums as aforesaid shall be rendered by the Landlord to the Tenant at such times As The Landlord may elect and shall be due from and Payable by the Tenant when rendered, and the amount Thereof shall be deemed to be and paid as Additional Rent.
And prior to taking possession of the Leased Premises,
the Tenant will provide the Landlord with a
certificate of liability insurance covering the
Tenant in respect of the Leased Premises and its
operation therein to the extent of not less than
$5,000,000.00 inclusive of all injuries or death to
persons and damage to property of others arising
from any one occurrence. The insurance certificate
shall name the Landlord as an additional insured.
(p) In the event of any damage to the Leased
Premises by any cause, to give notice in writing to the Landlord of such damage forthwith upon the same becoming known to the Tenant.

8. The Landlord covenants and agrees to and with the Tenant as follows: (a)For quiet enjoyment. (b)To fulfil its obligations in Schedule "B".

(h)    To pay all taxes (including local improvement rates),rates, duties and assessments that may be levied, rated,charged or assessed against the Leased Premises but excepting Tenant's taxes and license fees as set forth in paragraph 7(c) hereof.
(d)To maintain in full force and effect during the Term of this Lease, and all extensions, insurance with such coverage and in such amounts as would be carried by a prudent owner of a building similar in size, age, location and use as the Building, which insurance shall be for replacement cost of the building, and shall also provide for general liability coverage.
(e) That the Landlord has in it good right, full
power and absolute authority to let the Leased Premises to the Tenant in the true intent of this indenture.
(f)    To obtain a Non-Disturbance Agreement in the form provided by the mortgagees in favour of the Tenant from all mortgagees of the Lands, forthwith upon request by the Tenant.

9.    It is hereby expressly agreed that, in the event that,
    without the written consent of the Landlord, the Leased
    Premises shall be used by any other person than the Tenant or successors or assigns except as otherwise provided for herein, the Term hereby granted or any of the goods and chattels of the Tenant shall be at any time seized or taken in execution or in attachment by any creditor of the Tenant, or the Tenant shall make any
assignment for the benefit of creditors generally or fail to comply with the Bulk Sales Act (Ontario), or become bankrupt or insolvent, or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or any Order shall be made for the winding up of the Tenant, then and in every such case the current month's rent and the next ensuing three (3) months'
rent shall immediately become due and payable, and, at the
option of the Landlord, this Lease shall cease and determine and the said Term shall immediately become forfeited and void, in which event the Landlord may re-enter and take possession of the Leased Premises as though the Tenant or any occupant or
occupants of the Leased Premises was or were holding over
after the expiration of the Term without any right whatever.

10.    It is hereby expressly agreed that notwithstanding
    the benefit of any present or future Statute taking away or limiting the Landlord's right of distress none of the goods and chattels of the Tenant on the Leased Premises at any time
during the said Term shall be exempt from levy by distress for rent in arrears.

11. The Landlord shall not be liable for any damage to the Leased
Premises caused by steam, water, rain or snow which may leak into, issue or flow from any part of the said Building or adjoining premises or from the water, steam, sprinkler or drainage pipes or
plumbing works of the same or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage by anything done or omitted to be done, unless caused by or arising from the negligence or willful act of the Landlord or those for whom the Landlord is in law responsible.

12.    It is hereby expressly agreed that the Tenant will
    indemnify and save harmless the Landlord from and against any and all liabilities, fines, suits, claims, demands, costs and actions of any kind or nature whatsoever for which the Landlord shall or may become liable, or suffer by reason of any
breach, violation or non-performance by the Tenant of any
covenant, term or provision hereof, or by reason of any injury, loss, damage or death resulting from, occasioned to or suffered by any person or persons, or any property by reason of any act, neglect or omission on the part of the Tenant, or any of its agents, customers, employees, servants, contractors, licensees or invitees, for which it is responsible in law, in or about the Leased
Premises or any part
thereof.
    13.    It is hereby expressly agreed that, if the Tenant
    shall continue to occupy the Leased Premises after the
expiration of this Lease, with or without the consent of the
Landlord, and without any further agreement, the Tenant shall be a monthly tenant at one and a half times the monthly rental herein reserved and otherwise on the Terms and conditions herein set forth, except as to the length of tenancy.
    14.    It is hereby expressly agreed that Tenant will not
    bring upon the Leased Premises or any part thereof any
machinery, equipment, article or thing that by reason of its weight, size or use might damage the floors of the Leased
Premises and that if any damage is caused to the Leased
Premises by any machinery, equipment, article or thing by
overloading, the Tenant will forthwith repair the same or pay to the

Landlord the cost of making    good the same.
15.Subject to the provisions of Schedule "B",
it is hereby expressly agreed that in the event of
failure of Tenant to pay any taxes, rates, insurance premiums or other charges which it has herein covenanted to pay, the Landlord may pay the same and shall be entitled to charge the sums so paid to the Tenant who shall pay them forthwith on demand; and Landlord, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums as it might have and take for the recovery of rent in arrears under the terms of this Lease; all such payments required to be made under the terms of this Lease shall be deemed rent.
16.It is hereby expressly agreed that all loading and
unloading of merchandise, supplies, materials, garbage and other chattels shall be affected only through or by means of existing doorways or corridors for such loading and unloading.
17.It is hereby expressly agreed that the Tenant will keep the Leased Premises and every part thereof in a clean and tidy condition and will not permit wastepaper, garbage, ashes or waste or objectionable material to accumulate thereon.
18.It is hereby expressly agreed that whenever in this Lease reference is made to the Leased Premises or leased premises it shall include all structures, improvements and
erections in or upon the Leased Premises or any part thereof from time to time. This shall not affect the obligations of repair and maintenance as otherwise set out in this Lease.
19.It is hereby expressly agreed that the Tenant shall
from time to time at the reasonable request of the Landlord produce to the
Landlord satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.
20.The Tenant shall have the right to make alterations,
repairs, improvements, erections and installations at its own expense, from time to time during the Term or any extension thereof, provided it has the prior written consent of the Landlord, for any structural repairs or alterations which is not to be unreasonably withheld or delayed. The Tenant must provide the Landlord with drawings of all alterations, repairs, improvements, erections and installations, whether structural or otherwise, for the Landlord's information purposes. The Tenant shall remove its trade fixtures on expiry or earlier termination of this Lease and shall repair any damage caused by the installation or removal thereof; provided further that the Tenant shall not remove or carry away from the Leased Premises any building or any plumbing, heating or ventilating plant or equipment or other building services: The leasehold improvements shall become the property of the Landlord at the end or earlier termination of the Term.
21. Provided that upon re-entry by the Landlord under the terms of this Lease, the Landlord may, in addition to any other remedies to which the Landlord may be entitled, at its option, at any time and from time to time relet the Leased Premises or any part or parts thereof for the account of the Tenant or otherwise and receive and collect the rents therefor, applying the same first to the payment of such reasonable expenses as the Landlord may have incurred in recovering possession of the Leased Premises, including legal expenses and solicitor's fees and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by the Landlord in or about reletting the Leased Premises and then to the fulfilment of the covenants of the Tenant hereunder. Any such reletting herein provided for may be for the remainder of the Term as originally granted or for a longer or shorter period. In any such case and whether or not the Leased Premises or any part thereof be relet, the Tenant shall pay to the Landlord the rental hereby reserved and all other sums required to be paid by the Tenant up to the time of the termination of this Lease or of recovery of possession of the Leased Premises by the Landlord, as the case may be, and thereafter the Tenant covenants and agrees, if required by Landlord, to pay to the Landlord until the end of the Term of this Lease the equivalent of the amount of all
rentals hereby reserved and all other sums required to be paid by the Tenant hereunder, less the proceeds of the reletting, net of any commissions payable or any concession paid or given to new tenants, if any, and the same shall be due and payable by the Tenant to the
Landlord on the days herein provided for rental, that is to say, upon each of the days herein provided for payment of rental, the Tenant shall pay to the Landlord the amount of the deficiency then existing.
22.Provided that during the Term hereby created any
person or persons may inspect the said Leased Premises accompanied by a Representative of the Tenant and all parts thereof at all reasonable times, but only after reasonable prior written notice to the Tenant on producing a written order to that effect signed by the Landlord.
23.Provided that the Landlord shall have the right
during the Term of this Lease to place upon the Leased
Premises a notice stating that the Leased Premises are for
sale and shall, within three (3) months from the termination of the said Term, have the right to place upon the Leased Premises a notice stating that the Leased Premises are for rent; and further provided that the Tenant will not remove such notice or permit same to be removed.
24.Provided that in the case of removal by the Tenant of the goods and chattels of the Tenant from the Leased Premises, the Landlord may follow the same for thirty (30) days.
25.Provided, and it is hereby expressly agreed, that
if and whenever during the Term hereby demised the Leased Premises shall be destroyed or damaged by fire, lightning or tempest, or any other perils, then, and in every
such event:
(a)If the damage or destruction is such that the
Leased Premises is rendered wholly unfit for occupancy
or it is impossible or unsafe to use and occupy it and
if in either event the damage, in the opinion of
an architect or engineer to be given to both the Landlord
and Tenant within thirty (30) days of the happening of
such damage or destruction, cannot be repaired with
reasonable diligence within one hundred and eighty (180)
days from the happening of such damage or destruction,
then either the Tenant or the Landlord may, within
five (5) days next succeeding the giving of the architect or engineer's opinion as aforesaid, terminate this Lease by
giving to the other notice in writing of such termination,
in which event this Lease and the Term hereby demised
shall cease and be at an end as of the date of such
destruction or damage and the rent and all other
payments for which the Tenant is liable under the
terms of this Lease shall be apportioned and paid
in full to the date of such destruction or damage;
in the event that neither the Landlord nor the
Tenant so terminates this Lease, then the Landlord
shall repair the said Leased Premises with all reasonable
speed and the rent hereby reserved shall abate from
the date of the happening of the damage until the
damage shall be made good to the extent of enabling
the Tenant to use and occupy the Leased Premises.
(a)If the damage be such that the Leased Premises
is wholly unfit for occupancy, or if it is impossible
or unsafe to use or occupy it but if in either event
the damage, in the opinion of the architect or engineer
to be given to the Landlord and Tenant within thirty (30)
days from the happening of such damage, can be repaired with reasonable diligence within one hundred and eighty (180) day from the happening of such damage, then the rent hereby
reserved shall abate from the date of the happening of such

    damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Leased Premises and the Landlord shall repair the damage with all reasonable speed.
(c) If in the opinion of the architect and engineer the
damage can be made good as aforesaid within one hundred
and eighty (180) days of the happening of such
destruction or damage and the damage is such that
the Leased Premises is capable of being partially
used for the purposes for which it is hereby demised,
then until such damage has been repaired, the rent shall
abate in the proportion that the part of the portion
of the Leased Premises is rendered unfit for
occupancy bears to the whole of the said portion of
the Leased Premises and the Landlord shall
repair the damage with all reasonable speed.
    26.    If, at any time during the Term hereby demised, any
    public body or paramount authority shall take or expropriate any portion of the Lands not covered by buildings or structures, or shall take or expropriate an easement or right or license in the nature of an easement over, upon or under a portion of the
Lands, and such taking, or expropriation does not materially affect the Tenant's use or enjoyment of the Leased Premises, then the whole of the compensation awarded or settlement for the lands so taken or expropriated, whether fixed by agreement or otherwise shall be paid to or received by the Landlord and the Tenant hereby assigns, transfers and sets unto the Landlord all the right, title and interest of the
Tenant therein and thereto, and this Lease shall thereafter continue in effect with respect to the Leased Premises without any abatement of rent.
In the event that the taking or expropriation does materially affect the Tenant's use or enjoyment of the Leased Premises, the whole of the compensation awarded or settlement, whether fixed by agreement or otherwise, for the said lands so taken or expropriated, shall be allocated between the Tenant and the Landlord as they may agree, and shall nevertheless be paid to the Landlord, but the rent thereafter payable by the Tenant shall abate accordingly, and, in addition thereto, after payment of the amount to which the Landlord is entitled as aforesaid, the Tenant shall be entitled to that portion of the award or compensation granted by the expropriating body relating or attributable to the Tenant's leasehold improvements so taken or expropriated.
If the Landlord and the Tenant shall be unable to agree, within thirty (30) days after the amount of compensation, award or settlement as aforesaid has been fixed, as to whether such taking or expropriation materially affects the Tenant's use or enjoyment of the Leased Premises or as to the extent to which the rent shall abate, then the same shall be determined by a single arbitrator, if the parties can agree on one, and, failing such agreement, by a board of arbitration composed of three arbitrators, one to be chosen by each of the parties hereto and the third to be chosen by the two arbitrators selected by the parties. The determination of a majority of such arbitrators to be final and binding upon the parties hereto. Any such arbitration shall be carried out under the provisions of The Arbitration Act of Ontario.
    27.    It is understood and agreed that whenever and to
the extent that the Landlord or the Tenant shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any
obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfil such obligation, by reason of any Statute, law or Order in Council, or any regulation or Order passed or made pursuant thereto, or by reason of the Order or Direction of any Administrator, Comptroller, Board, Governmental Department or Office, or other authority required thereby, or by reason of any other cause beyond its control, whether of the foregoing character or' not, the Landlord or Tenant shall be relieved from the fulfilment of such obligation and the other party shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

28.Landlord declares that it may assign its rights under this Lease to a lending institution as collateral security for a loan to the Landlord and in the event that such an assignment is given and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord, it is expressly agreed between the Landlord and the Tenant that this Lease shall not be cancelled or modified for any reason whatsoever except as provided for, anticipated or permitted by the terms of this Lease or by law, without the consent in writing of such lending institution.
The Tenant covenants and agrees with the Landlord that it will, if and whenever reasonably required by the Landlord and at the Landlord's expense, consent to and become a party to any instrument relating to this Lease which may be required by or on behalf of any purchaser, bank or mortgagee from time to time of the said premises; provided always that the rights of the Tenant as hereinbefore set out be not altered or varied by the terms of such instrument or document.
29.Provided that this Lease and everything herein
contained shall be deemed to be subordinate co any charge or charges from time to time created by the Landlord with respect to the Leased Premises by way of mortgage, and the Tenant hereby covenants and agrees that it will promptly at any time and from time to time as required by the Landlord during the Term hereof execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of its rights and privileges hereunder to the holder or holders of such charges; provided however that no such subordination by the Tenant shall have the effect of permitting the holder or holders of any mortgage or lien or other security to disturb the occupation and possession by the Tenant of the Leased Premises so long as the Tenant shall perform all of the terms, covenants, conditions, agreements and provisos contained in this Lease. The Landlord covenants and agrees to seek a non-disturbance agreement in favour of the Tenant from all mortgagees and charges registered against the property forthwith upon request by the Tenant.
30.The term "Landlord" as used in this Lease so far as
covenants or obligations on the part of the Landlord are
concerned shall mean and include only the owner or owners at the time in question of the Leased Premises and any person or entity for whom the Landlord is responsible in law, and in the event of any transfer or transfers of ownership, the Landlord herein named, and in case of any subsequent transfers or conveyances, the then vendor or transferor, shall be automatically freed and relieved from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then vendor or transferor at the time of such transfer, in which the Tenant has an interest, shall be turned over to the purchaser or transferee and any amount then due and payable to the Tenant by the Landlord or the then vendor or transferor under any provision of this Lease shall be paid to the Tenant, it being intended hereby that the covenants and obligations contained in this Lease on the part of the Landlord shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.
31. If any Construction or other liens or Order for the payment of money shall be filed against the Leased Premises by reason, or arising out of any labour or material, work or
service, other than as a result of work performed by or on
behalf of the Landlord, the Tenant shall within fifteen (15) days after notice to the Tenant of the filing thereof, cause the same to be discharged by bonding, deposit, payment, Court Order or otherwise. The Tenant shall defend all suits to enforce such lien or Order whether against the Tenant or the Landlord at the Tenant's own expense. The Tenant hereby indemnifies the Landlord against any expense or damage as a result of such lien or Order.

32.The Tenant may install in, upon or about the Leased Premises any signs and advertising material, which shall remain the property of the Tenant and which the Tenant shall remove upon expiry or earlier termination of the Lease, subject to municipal code and written approval by the Landlord not to be unreasonably withheld upon receipt of applicable drawings or design as to colours, etc. The Tenant acknowledges the existing Paterson sign and accepts its form and position on the building.
33.The Tenant covenants with the Landlord that the
Tenant and its employees and all persons visiting or doing
business with them on the Leased Premises shall be bound by
and shall observe and perform any reasonable rules and
regulations made by the Landlord of which notice in writing
shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated in and form part of this
Lease, provided such Rules shall not interfere with the Tenant's reasonable use of the Leased Premises.
34.Any notice, request or demand herein provided for
or given hereunder, if given by the Tenant to the Landlord shall be sufficiently given if mailed by registered mail, postage prepaid, to the Landlord at 401 The West Mall, Suite 1100, Toronto, ON M9C 5J5.
Fax Number (416) 234-8445.
Any notice herein provided for or given hereunder
if given by the Landlord to the Tenant shall be sufficiently given if mailed or faxed as aforesaid addressed to the Tenant as follows: (a) Prior to the commencement of the Term, at 5155 Spectrum
Way #16, Mississauga, ON L4W 5A1, Fax Number (416)     Attn:
    ; and (b) after the commencement of the Term, at the Leased Premises, Attention:

Any notice mailed as aforesaid shall be conclusively deemed to have been given on the next two business days following the day on which such notice is mailed as aforesaid or the next business day if sent by fax. Either Landlord or Tenant may, at any time, give notice in writing to the other of any change of address of the party giving such notice. From and after the giving of such notice, the address therein specified shall be deemed to be the address of such party for the giving of such notices thereafter.
35.The failure of the Landlord to insist upon a strict performance of any of the agreements, terms, covenants and conditions hereof shall not be deemed a waiver of any rights or remedies that the Landlord may have and shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.
36.Except as otherwise set out in this Lease, it is the intention of this Lease that the said rentals herein provided to be paid shall be net to the Landlord and clear of all taxes (except the Landlord's income taxes),costs and charges arising from or relating to the Leased Premises and that the Tenant shall pay all charges, impositions and expenses of every nature and kind relating to the Lease Premises and the Tenant covenants with the Landlord accordingly.
37.Words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine gender and vice versa; and words importing persons shall include firms and corporations and vice versa.
38.All Rent in arrears and all sums paid or expenses
incurred on behalf of the Tenant or for which the Landlord is entitled hereunder to reimbursement from the Tenant, shall bear interest from the date upon which the same was due until actual payment thereof at a rate equal to the lesser of two percent (2%) per month or the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank plus five (5%) per cent.
39.The Tenant hereby further agrees to pay to Landlord in compensation for Landlord's costs and expenses a service charge of $150.00 for each cheque tendered to Landlord in payment of monies due under this Lease and which is not
honoured by the Tenant's bank or depository.
40.Provided the Tenant is not in default and is in occupancy of the entire Premises, the Tenant shall have the Option to Extend the Lease (the "Lease Extension") for three (3) further periods of five (5) years each upon the Tenant giving the Landlord written notice not more than twelve (12) months and not less than nine (9) months prior to the Lease expiry date. Minimum Rent for such renewal shall be the then fair market rent, which shall be mutually agreed upon between the Parties and, only if necessary, the final determination of fair market rent shall be subject to Arbitration, pursuant to the Arbitration Act of Ontario.
41. This indenture and everything herein contained shall extend to and bind and enure to the benefit of the respective heirs, executors, administrators, successors and assigns (as the case may be) of each and every of the parties hereto, subject to the consent of the Landlord being obtained, where required pursuant to this Lease, to any assignment or sublease by Tenant. All covenants herein contained shall be deemed to be joint and several and all rights and powers reserved to the Landlord may be exercised by either Landlord or its agents or representatives, authorized by the Landlord, provided that the Tenant has been given prior notice thereof.
42 Subject to the provisions of paragraph 7, all building systems including lighting fixtures, plumbing fixtures, heating and air-
conditioning units, shall remain the property of Tenant for the Term or any renewal or extension of this Lease but shall not be removed from the Leased Premises without Landlord's prior written approval and consent. Upon the expiration of the Term or any renewal or extension of this Lease, or other termination hereof, such additions,
alterations, decorations, and improvements, as hereinbefore defined, shall become the property of the Landlord as part of the reversion, and Tenant shall surrender the Leased Premises in , broom-swept condition pursuant to the terms of this Lease. Upon expiration of this
Lease or earlier termination thereof the Tenant shall remove all garbage and debris from the Leased Premises and shall leave the Leased Premises in a broom-swept condition, and shall surrender all keys for the Leased
Premises to Landlord at the place then fixed for payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises.
43. Schedules "A", "B","C" and "D" attached hereto form part of this lease.
44. The Indemnifier hereby agrees with the Landlord that it will indemnify and save the Landlord harmless from and against any losses, costs or damages arising out of any failure by the Tenant during the Initial Term to fulfil any of the Tenant's obligations under this Lease. This indemnity is absolute and unconditional and the obligations of the Indemnifier shall not be released, discharged, mitigated, impaired or affected by any extension of time, indulgences or modifications that the Landlord extends to the Tenant, any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the Lease, any assignment of the Lease by the Tenant or by any trustee, receiver or liquidator or any transfer of all or any part of the Leased Premises by the Tenant, any consent that the Landlord gives to any such assignment or transfer, any amendment to the Lease, the expiration of the Term or any surrender, disclaimer, repudiation or termination of the Lease, or any renewal or extension of this Lease. The Indemnifier expressly waives notice of the acceptance of this Lease and of all notice of non-compliance, non-payment or non-observance on the part of the Tenant of the terms, conditions and covenants contained in this Lease. In the event of a default by the Tenant of its obligations hereunder, the Indemnifier waives any right to require the Landlord to proceed against the Tenant or pursue any rights or remedies against the Tenant, to proceed against or exhaust any security held by the Landlord from the Tenant or any other person, or to pursue any other remedy whatsoever in the Landlord's power. The Landlord has the right to enforce this indemnity regardless of the acceptance of additional security from the Tenant by the Landlord or by others or by operation of law. Without limiting the generality of the foregoing, the liability of the Indemnifier shall continue in full force and effect and shall not be or be deemed to have been waived, released, discharged, impaired or affected by reason or the release or discharge of the Tenant in any receivership, bankruptcy, insolvency, winding-up or other creditors' proceedings, including without limitation any proceedings under the Bankruptcy and Insolvency Act (Canada)or the Companies Creditors Act (Canada) or the surrender, disclaimer, or termination of the lease in any such proceedings and shall continue with respect to the periods prior thereto and thereafter for and with respect to the Term or any extension of renewal thereof exercised by the Tenant as if the Lease had not been surrendered, disclaimed , or terminated. The liability of the Indemnifier shall not be affected by any repossession of the leased premises by the Landlord. Notwithstanding anything contained in this paragraph, it is acknowledged and agreed that the indemnity contained herein is for financial obligations of the Tenant to the landlord and nothing contained herein shall require the Indemnifier to perform non-financial covenants of the Tenant.

    IN WITNESS WEHEREOF the parties have duly execute this Agreement by the hands of their proper signing officers authorized in that behalf.

SIGNED AND DELIVERED

In the Presence of: